Exhibit 10.75

DIVIDEND PAYMENT AGREEMENT

This DIVIDEND PAYMENT AGREEMENT (the “Agreement”) is dated August 11, 2023 (the “Effective Date”) by and between SOLUNA HOLDINGS, INC., a Nevada corporation (the “Company”), and CHUNTAO ZHOU, the holder of the Company’s Series B Convertible Preferred Stock (“Holder”).

WHEREAS, the Company has designated a series of its Preferred Stock as Series B Convertible Preferred Stock (the “Series B Preferred”), and has issued all of the outstanding shares of Series B Preferred to Holder; and

WHEREAS, pursuant to the Certificate of Designation of the Series B Preferred (the “Certificate of Designation”), Holder is entitled to a dividend of 10% per annum (the “Dividend”); and

WHEREAS, the Certificate of Designation permits the Company to pay the Dividend, at its election, in cash or shares of its Common Stock; and

WHEREAS, Holder has requested the Company to pay the Dividend partially in shares of Common Stock and partially in pre-funded warrants to purchase shares of Common Stock in order that Holder’s beneficial ownership (calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934) of the Company’s Common Stock does not exceed 4.99% of the Company’s outstanding shares of Common Stock;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Holders and the Company agree as follows:

1. Dividend.

(a) Pursuant to the Certificate of Designation, Holder is entitled to the Dividend payment of $657,223.64.

(b) Holder agrees to accept in full satisfaction of the Dividend, 1,100,000 shares of Common Stock (the “Shares”) and Pre-Funded Warrants to purchase 1,757,494 shares of Common Stock in the form attached as Exhibit A hereto (the “Warrants”). The Shares, the Warrants and the shares issuable upon exercise of the Warrants are referred to herein as the “Securities.”

2. Company’s Representations. The Company hereby makes the following representations, warranties and covenants in favor of Holder:

(a) The Shares are duly authorized shares of common stock of the Company, the issuance of which to Holder has been duly authorized by the board of directors of the Company, and are fully paid and non-assessable by the Company.

(b) The Warrant has been duly authorized by the Board of Directors and when issued in accordance with the terms of the Warrant, the shares of common stock issuable thereunder shall be fully paid and non-assessable by the Company.

3. Holder’s Representations. The Company is issuing the Securities to Holder in reliance upon the following representations made by Holder:

(a) Holder is acquiring the Securities solely for investment for her own account and has no agreement, understanding or arrangement to subdivide, sell, assign, transfer, pledge or otherwise dispose of all or any part of her interest to any other person, trust, corporation, partnership, limited partnership, limited liability company, unincorporated association or other entity.

(b) Holder is an “accredited investor” as such term is defined under the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”).

(c) Holder understands that the Securities have not been registered under the Act or any state securities law; and issuance of the Securities is being conducted in reliance upon exemptions from such registration and that these securities have not been approved or disapproved by the Securities and Exchange Commission nor any state securities agency.

(d) Holder further understands and acknowledges that the Securities are subject to certain resale limitations imposed under the securities regulations; and cannot be sold, transferred or otherwise disposed of by Holder unless such sale is subsequently registered under the Act, and applicable state securities laws or unless an exemption from such registration is available at the time of the desired sale. Holder acknowledges that she has no right to require registration of the Securities under federal or state securities laws. Without limiting the foregoing, Holder agrees not to sell, pledge or otherwise transfer or dispose of any interests or any portion thereof except in compliance with all applicable laws. Holder acknowledges and agrees that on the certificates evidencing the Securities will include a legend reading substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAW. HOLDER HEREOF, BY PURCHASING OR OTHERWISE HOLDING SUCH SECURITIES, AGREES FOR THE BENEFIT OF XFIT BRANDS, INC. (THE “CORPORATION”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES, OR (C) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF THE UNITED STATES, AFTER HOLDER HAS, IN THE CASE OF (B) OR (C) ABOVE, FURNISHED TO THE CORPORATION AT ITS EXPENSE AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. HEDGING TRANSACTIONS INVOLVING THE COMMON STOCK OF THE COMPANY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”

(e) Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the parties, the parties do not thereby or in any other manner waive any rights granted to them under federal or state securities laws.

4. Default Waiver. Holder hereby waives any default by the Company under the Certificate of Designation.

5. Miscellaneous.

(a) The Agreement shall be construed and enforced in accordance with the laws of the State of New York.

(b) Captions in the Agreement are for convenience of reference only and will not limit or otherwise affect the interpretation or effect of any term or provision hereof.

(c) Except as expressly set forth otherwise, this Agreement and the rights, powers and duties set forth herein will bind and inure to the heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto. Notwithstanding anything contained herein to the contrary, the rights and duties of Holder are not assignable.

(d) Each party to this Agreement hereby represents and warrants to the other parties that it has had an opportunity to seek the advice of its own independent legal counsel with respect to the provisions of the Agreement and that its decision to execute the Agreement is not based on any reliance upon the advice of any other party or its legal counsel. Each party represents and warrants to the other party that in executing the Agreement such party has completely read the Agreement and that such party understands the terms of the Agreement and its significance. This Agreement shall be construed neutrally, without regard to the party responsible for its preparation.

(e) Each party to this Agreement hereby represents and warrants to the other party that (i) the execution, performance and delivery of this Agreement has been authorized by all necessary action by such party; (ii) the representative executing this Agreement on behalf of such party has been granted all necessary power and authority to act on behalf of such party with respect to the execution, performance and delivery of this Agreement; and (iii) the representative executing this Agreement on behalf of such party is of legal age and capacity to enter into agreements which are fully binding and enforceable against such party.

(f) This Agreement may be executed in any number of counterparts and delivered by facsimile or by email, all of which taken together shall constitute a single instrument.

6. Indemnification. Holder agrees to indemnify and hold harmless the Company, its officers, members, employees, nominees, and agents against any damages, claim or liability and the costs of any action or proceeding brought as the result of any untrue representation, warranty or agreement made herein.

7. Integration. The Agreement may be amended or modified only by an instrument signed by Holder and the Company. A waiver of any provision of the Agreement must be in writing, designated as such, and signed by the party against whom enforcement of that waiver is sought. The waiver by a party or a breach of any provision of the Agreement will not operate or be construed as a waiver of any subsequent or other breach thereof. The Agreement supersedes any earlier agreements or understandings between Holder and the Company.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

SOLUNA HOLDINGS, INC., a Nevada corporation

By:	/s/ David Michaels
Name:	David C. Michaels
Title:	Chief Financial Officer

CHUNTAO ZHOU

/s/ Chuntao Zhou

EXHIBIT A

FORM OF PRE-FUNDED WARRANT